                                                                    EXHIBIT 25.1


                                                  Filed pursuant to:
                                                  Registration No.: 333-51224
                                                  Registration No.: 333-51224-01
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                       41-1592157
(Jurisdiction of incorporation or                      (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                      55479
(Address of principal executive offices)                  (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
            (Name, address and telephone number of Agent for Service)
                          -----------------------------
                          NISSAN AUTO RECEIVABLES TRUST
                     (Issuer with respect to the securities)
                       NISSAN AUTO RECEIVABLES CORPORATION
                     NISSAN AUTO RECEIVABLES CORPORATION II
         (Exact names of the registrants as specified in their charters)

                                                              33-0479655
DELAWARE                                                      95-4831541
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA                                            90502
(Address of principal executive offices)                      (Zip code)

                          -----------------------------
                             ASSET BACKED SECURITIES
                       (Title of the indenture securities)
================================================================================

                                                  Filed pursuant to:
                                                  Registration No.: 333-51224
                                                  Registration No.: 333-51224-01

Item 1.General Information. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.    Not applicable.

Item 16. List of Exhibits.   List below all exhibits filed as a part of this
                             Statement of Eligibility.


        Exhibit 1.    a.     A copy of the Articles of Association of the
                             trustee now in effect.*

        Exhibit 2.    a.     A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

        Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

        Exhibit 4.    Copy of By-laws of the trustee as now in effect.*

        Exhibit 5.    Not applicable.

        Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

        Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of September 30, 2000.

        Exhibit 8.    Not applicable.

        Exhibit 9.    Not applicable.











        * Incorporated by reference to the corresponding numbered exhibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 18th day of December 18, 2000.






                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                      /s/ Cheryl Zimmerman
                                    --------------------------------------------
                                    Cheryl Zimmerman
                                    Corporate Trust Officer

                                    EXHIBIT 6




December 18, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                    Very truly yours,

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                      /s/ Cheryl Zimmerman
                                    --------------------------------------------
                                    Cheryl Zimmerman
                                    Corporate Trust Officer

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2002

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------
                                                                             [1]

                                Please refer to page 1,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2000

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

   20000930
  -----------
  (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or international Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, ROBERT F. GOODSELL, MGR. OF REGULATORY REPORTING
-----------------------------------------------------
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ ROBERT F. GOODSELL
-----------------------------------------------------
Signature of Officer Authorized to Sign Report

    10/27/00
-----------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Marilyn A. Dahl
-----------------------------------------------------
Director (Trustee)

/s/ Gerald B. Stinson
-----------------------------------------------------
Director (Trustee)

/s/ Patrick J. Donovan
-----------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) In electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) In hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number:     05208
                          -----------
                          (RCRI 9050)

http://www.wellsfargo.com
-----------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT4087)
(Example: www.examplebank.com)

WELLS FARGO BANK MINNESOTA, N.A.
-----------------------------------------------------
Legal Title of Bank (TEXT9010)

MINNEAPOLIS
-----------------------------------------------------
City (TEXT9130)

MN                         55479
-----------------------------------------------------
State Abbrev. (TEXT9200)   Zip Code (TEXT9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

--------------------------------------------------------------------------------


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RI-1
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           3
                                                                                                                 -------
 CONSOLIDATED REPORT OF INCOME
 FOR THE PERIOD JANUARY 1, 2000 - SEPTEMBER 30, 2000

 All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

 SCHEDULE RI - INCOME STATEMENT
                                                                                                                     I480 <-
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:
       (1) In domestic offices: ............................................................  RIAD
                                                                                              ----
           (a) Loans secured by real estate ................................................  4011      683,470      1.a.1.a
           (b) Loans to depository institutions ............................................  4019       15,507      1.a.1.b
           (c) Loans to finance agricultural production and
               other loans to farmers ......................................................  4024       12,830      1.a.1.c
           (d) Commercial and industrial loans .............................................  4012      347,362      1.a.1.d
           (e) Acceptances of other banks ..................................................  4026          113      1.a.1.e
           (f) Loans to individuals for household, family,
               and other personal expenditures:
               (1) Credit cards and related plans ..........................................  4054       24,357      1.a.1.f.1
               (2) Other ...................................................................  4055      100,301      1.a.1.f.2
           (g) Loans to foreign governments and official institutions ......................  4056            0      1.a.1.g
           (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
               (1) Taxable obligations .....................................................  4503          348      1.a.1.h.1
               (2) Tax-exempt obligations ..................................................  4504        1,863      1.a.1.h.2
           (i) All other loans in domestic offices .........................................  4058       82,149      1.a.1.i
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  4059        1,121      1.a.2
   b. Income from lease financing receivables:
       (1) Taxable leases ..................................................................  4505       84,703      1.b.1
       (2) Tax-exempt leases ...............................................................  4307            0      1.b.2
   c. Interest income on balances due from depository institutions: (1)
       (1) In domestic offices .............................................................  4105        2,023      1.c.1
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  4106           81      1.c.2
   d. Interest and dividend income on securities:
       (1) U.S. Treasury securities and U.S. Government agency obligations
             (INCLUDING MORTGAGE-BACKED SECURITIES ISSUED
             OR GUARANTEED BY FNMA, FHLMC, OR GNMA) ........................................  4027       82,865      1.d.1
       (2) Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities .........................................................  4506          239      1.d.2.a
            (b) Tax-exempt securities ......................................................  4507       10,757      1.d.2.b
       (3) Other domestic debt securities
             (INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED
             OR GUARANTEED BY FNMA, FHLMC, OR GNMA) ........................................  3657       70,915      1.d.3
       (4) Foreign debt securities .........................................................  3658            0      1.d.4
       (5) Equity securities (including investments in mutual funds) .......................  3659       23,807      1.d.5
   e. Interest income from trading assets ..................................................  4069          202      1.e

-------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RI-2
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           4
                                                                                                                 -------

 SCHEDULE RI - CONTINUED
                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
  1. Interest income (continued)                                               RIAD YEAR-TO-DATE
     f. Interest income on federal funds sold and securities purchased under   ----
        agreements to resell ...............................................   4020   767,868                     1.f
    g. Total interest income (sum of items 1.a through 1.f) ................   4107 2,312,881                     1.g
  2. Interest expense:
     a. Interest on deposits:
        (1) Interest on deposits in domestic offices:
            (a) Transaction accounts (NOW accounts, ATS accounts, and
                  telephone and preauthorized transfer accounts) ...........   4508     5,358                     2.a.1.a
            (b) Nontransaction accounts:
                 (1) Money market deposit accounts (MMDAs) .................   4509    55,177                     2.a.1.b.1
                 (2) Other savings deposits ................................   4511    93,242                     2.a.1.b.2
                 (3) Time deposits of $100,000 or more .....................   A517    13,741                     2.a.1.b.3
                 (4) Time deposits of less than $100,000 ...................   A518    83,415                     2.a.1.b.4
        (2) Interest on deposits in foreign offices, Edge and agreement
            subsidiaries, and IBFs .........................................   4172   389,415                     2.a.2
      b. Expense of federal funds purchased
          and securities sold under
          agreements to repurchase .........................................   4180   517,935                     2.b
      c. Interest on demand notes issued to the U.S. Treasury,
          trading liabilities, and on other borrowed money .................   4185   304,031                     2.c
      d. Not applicable
      e. Interest on subordinated notes and debentures .....................   4200         0                     2.e
      f. Total interest expense (sum of items 2.a through 2.e) .............   4073 1,462,314 RIAD                2.f
                                                                                              ----
 3. Net interest income (item 1.g minus 2.f) ................................................ 4074   850,567      3.
 4. Provisions:
     a. Provision for credit losses ......................................................... 4230    45,860      4.a
     b. Provision for allocated transfer risk ............................................... 4243         0      4.b
 5. Noninterest income:                                                        RIAD
                                                                               ----
     a. Income from fiduciary activities ...................................   4070   210,516                     5.a
     b. Service charges on deposit accounts in domestic offices ............   4080   115,003                     5.b
     c. Trading revenue (must equal Schedule RI, sum of Memorandum
          items 8.a through 8.d) ...........................................   A220    22,681                     5.c
     d. - e. Not applicable
      f. Other noninterest income:
        (1) Other fee income ...............................................   5407   131,903                     5.f.1
        (2) All other noninterest income (*) ...............................   5408    48,030 RIAD                5.f.2
                                                                                              ----
     g. Total noninterest income (sum of items 5.a through 5.f) ............................. 4079   528,133      5.g
 6. a. Realized gains (losses) on held-to-maturity securities ............................... 3521         0      6.a
     b. Realized gains (losses) on available-for-sale securities ............................ 3196   (95,735)     6.b
 7. Noninterest expense: ...................................................   RIAD
                                                                               ----
     a. Salaries and employee benefits .....................................   4135   329,854                     7.a
     b. Expenses of premises and fixed assets (net of rental income)
         (excluding salaries and employee benefits and mortgage interest) ..   4217    64,951                     7.b
     c. Other noninterest expense (*) ......................................   4092   382,378 RIAD                7.c
                                                                                              ----
     d. Total noninterest expense (sum of items 7.a through 7.c) ............................ 4093   777,183      7.d
 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b,
     and 7.d) ............................................................................... 4301   459,922      8.
 9. Applicable income taxes (on item 8) ..................................................... 4302   169,254      9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9) ........................................................................ 4300   290,668      10.
11. Extraordinary items and other adjustments, net of income taxes (*) ...................... 4320         0      11
12. Net income (loss) (sum of items 10 and 11) .............................................. 4340   290,668      12.

------------
   (*) Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RI-3
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           5
                                                                                                                 -------

 SCHEDULE RI - CONTINUED
                                                                                                                            I481 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
MEMORANDA                                                                                              RIAD YEAR-TO-DATE
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after          ----
    August 7, 1986, that is not deductible for federal income tax purposes ......................      4513         582      M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8) ...........................................................      8431       2,642      M.2
3. - 4. Not applicable
5. Number of full-time equivalent employees on payroll at end of current period (round to                        NUMBER
    nearest whole number) .......................................................................      4150       6,845      M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push                         CCYY / MM / DD
    accounting this calendar year, report the date of the bank's acquisition ....................      9106         N/A      M.7
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
    a. Interest rate exposures ..................................................................      8757      13,173      M.8.a
    b. Foreign exchange exposures ...............................................................      8758      19,671      M.8.b
    c. Equity security and index exposures ......................................................      8759           0      M.8.c
    d. Commodity and other exposures ............................................................      8760     (10,163)     M.8.d
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income ...............................................      8761         932      M.9.a
    b. Net (increase) decrease to interest expense ..............................................      8762         (98)     M.9.b
    c. Other (noninterest) allocations ..........................................................      8763         (10)     M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions) ...........................      A251           0      M.10
11. Does the reporting bank have a Subchapter S election in effect for                                           YES / NO
    federal income tax purposes for the current tax year ? ......................................      A530          NO      M.11
12. Deferred portion of total applicable income taxes included in Schedule RI,
     items 9 and 11 (to be reported with the December Report of Income) .........................      4772         N/A      M.12

---------
 (1) For example, a bank acquired on June 1, 1998, would report 1998/06/01 (*) Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RI-4
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           6
                                                                                                                 -------


SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

 Indicate decreases and losses in parentheses.                                                               I483 <-
                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
                                                                                    RIAD
 1. Total equity capital originally reported in the December 31, 1999,              ----
     Reports of Condition and Income .............................................  3215      1,979,872      1
 2. Equity capital adjustments from amended Reports of Income, net (*) ...........  3216              0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) .........  3217      1,979,872      3.
 4. Net income (loss) (must equal Schedule RI, item 12) ..........................  4340        290,668      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ...........  4346              0      5.
 6. Changes incident to business combinations, net ...............................  4356        394,038      6.
 7. LESS: Cash dividends declared on preferred stock .............................  4470              0      7.
 8. LESS: Cash dividends declared on common stock ................................  4460         24,100      8.
 9. Cumulative effect of changes in accounting principles from prior years (*)
     (see instructions for this schedule) ........................................  4411              0      9.
10. Corrections of material accounting errors from prior years (*) (see
    instructions for this schedule) ..............................................  4412              0      10.
11. a  Change in net unrealized holding gains (losses) on available-for-sale
       securities ................................................................  8433         41,410      11.a
    b. Change in accumulated net gains (losses) on cash flow hedges ..............  4574              0      11.b
12. Foreign currency translation adjustments .....................................  4414            (20)     12
13. Other transactions with parent holding company (*) (not included
    in item 5, 7, or 8 above) ....................................................  4415        325,000      13
14. Total equity capital end of current period (sum of items
    3 through 13) (must equal Schedule RC, item 28) ..............................  3210      3,006,868      14

---------
 (*)  Describe on Schedule RI-E - Explanations.

 SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND
                 CHANGES IN ALLOWANCE FOR CREDIT LOSSES

 PART  I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES (1)

 Part I excludes charge-offs and recoveries through the
 allocated transfer risk reserve.                                                                                           I486 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                             CALENDAR YEAR-TO-DATE

                                                                                      (Column A)            (Column B)
                                                                                RIAD  Charge-offs     RIAD  Recoveries
                                                                                ----                  ----
1. Loans secured by real estate:
    a. To U.S. addressees (domicile) .........................................  4651       2,063      4661       2,095      1.a
    b. To non-U.S. addressees (domicile) .....................................  4652           0      4662           0      1.b
2. Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions ..................  4653           0      4663           0      2.a
    b. To foreign banks ......................................................  4654           0      4664           0      2.b
3. Loans to finance agricultural production and other loans to farmers .......  4655       1,018      4665         922      3
4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) .........................................  4645      28,180      4617       4,306      4.a
    b. To non-U.S. addressees (domicile) .....................................  4646       2,500      4618       2,407      4.b
5. Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards and related plans ........................................  4656      16,368      4666         865      5.a.
    b. Other (includes single payment, installment, and all student loans) ...  4657      14,100      4667       8,521      5.b.
6. Loans to foreign governments and official institutions ....................  4643           0      4627           0      6
7. All other loans ...........................................................  4644           0      4628          46      7
8. Lease financing receivables:
    a. Of U.S. addressees (domicile) .........................................  4658           0      4668           1      8.a.
    b. Of non-U.S. addressees (domicile) .....................................  4659           0      4669           0      8.b.
9. Total (sum of items 1 through 8) ..........................................  4635      64,229      4605      19,163      9


WELLS FARGO BANK MINNESOTA, N.A.               Call Date: 09/30/2000          State #: 27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID: D                    Cert #: 05208         RI-5
MINNEAPOLIS, MN  55479                         Transit #: 91000019                                 -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                             7
                                                                                                   -------
SCHEDULE RI-B -- CONTINUED

PART I. CONTINUED

 MEMORANDA
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                          CALENDAR YEAR-TO-DATE
1. -- 3. Not applicable.                                                                 (Column A)           (Column B)
4. Loans to finance commercial real estate, construction, and land                 RIAD  Charge-offs    RIAD  Recoveries
   development activities (not secured by real estate) included in                 ----                 ----
   Schedule RI-B, part I, items 4 and 7, above ................................    5409          0      5410          0     M.4
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development .......................................    3582          0      3583          0     M.5.a
   b. Secured by farmland .....................................................    3584         89      3585         83     M.5.b
   c. Secured by 1--4 family residential properties:
        (1) Revolving, open-end loans secured by 1--4 family residential
            properties and extended under lines of credit .....................    5411        215      5412        146     M.5.c.1
        (2) All other loans secured by 1--4 family residential properties .....    5413        940      5414        863     M.5.c.2
   d. Secured by multifamily (5 or more) residential properties ...............    3588          0      3589          0     M.5.d
   e. Secured by nonfarm nonresidential properties ............................    3590        819      3591      1,003     M.5.e

 PART II.  CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                                       Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------
                                                                                RIAD
                                                                                ----
1. Balance originally reported in the December 31, 1999, Reports
   of Condition and Income ..................................................   3124      200,322      1.
2. Recoveries (must equal or exceed part I, item 9, column B above) .........   2419       19,163      2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above) ..   2432       64,229      3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) ...........   4230       45,860      4.
5. Adjustments* (see instructions for this schedule) ........................   4815       51,807      5.
6. Balance end of current period (sum of items 1 through 5)
   (must equal or exceed Schedule RC, item 4.b) .............................   A512      252,923      6

---------
 *  Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date: 09/30/2000          State #: 27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID: D                    Cert #: 05208         RI-6
MINNEAPOLIS, MN  55479                         Transit #: 91000019                                 -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                             8
                                                                                                   -------

SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT
FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                 I492 <-
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and                          RIAD   YEAR-TO-DATE
    Agreement subsidiaries, and IBFs:                                                       ----
    a. Interest income booked ............................................................  4837      N/A         1.a
    b. Interest expense booked ...........................................................  4838      N/A         1.b
    c. Net interest income booked at foreign offices, Edge and Agreement
       subsidiaries, and IBFs (item 1.a minus 1.b) .......................................  4839      N/A         1.c
2. Adjustments for booking location of international operations:
    a. Net interest income attributable to international operations booked
       at domestic offices ...............................................................  4840      N/A         2.a
    b. Net interest income attributable to domestic business booked at foreign offices ...  4841      N/A         2.b
    c. Net booking location adjustment (item 2.a minus 2.b) ..............................  4842      N/A         2.c
3. Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations .......................  4097      N/A         3.a
    b. Provision for loan and lease losses attributable to international operations ......  4235      N/A         3.b
    c. Other noninterest expense attributable to international operations ................  4239      N/A         3.c
    d. Net noninterest income (expense) attributable to international operations
       (item 3.a minus 3.b and 3.c) ......................................................  4843      N/A         3.d
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d) ........................  4844      N/A         4
5. Adjustment to pretax income for internal allocations to international
   operations to reflect the effects of equity capital on overall bank funding costs .....  4845      N/A         5
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5) ..................................  4846      N/A         6
7. Income taxes attributable to income from international operations as
   estimated in item 6 ...................................................................  4797      N/A         7
8. Estimated net income attributable to international operations (item 6 minus 7) ........  4341      N/A         8

                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
MEMORANDA                                                                                   RIAD
                                                                                            ----
1. Intracompany interest income included in item 1.a above ...............................  4847      N/A         M.1
2. Intracompany interest expense included in item 1.b above ..............................  4848      N/A         M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND
TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------
                                                                                            RIAD   YEAR-TO-DATE
                                                                                            ----   ------------
1. Interest income booked at IBFs ........................................................  4849      N/A         1
2. Interest expense booked at IBFs .......................................................  4850      N/A         2
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
    a. Gains (losses) and extraordinary items ............................................  5491      N/A         3.a
    b. Fees and other noninterest income .................................................  5492      N/A         3.b
4. Provision for loan and lease losses attributable to international operations
   booked at domestic offices (excluding IBFs) ...........................................  4852      N/A         4
5. Other noninterest expense attributable to international operations booked
   at domestic offices (excluding IBFs) ..................................................  4853      N/A         5


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:  09/30/2000                State #:  27-4095           FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:  D                          Cert #:  05208               RI-7
MINNEAPOLIS, MN  55479                         Transit #:  91000019                                              -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           9
                                                                                                                 -------
 SCHEDULE RI-E -- EXPLANATIONS

 SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

 Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in
 Schedule RI, and all significant items of other noninterest income and other noninterest expense in
 Schedule RI.  (See instructions for details.)

                                                                                                      I495 <-
                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                   RIAD YEAR-TO-DATE
                                                                                   ----
    a. Net gains (losses) on other real estate owned ............................  5415      N/A      1.a
    b. Net gains (losses) on sales of loans .....................................  5416    7,009      1.b
    c. Net gains (losses) on sales of premises and fixed assets .................  5417      N/A      1.c
    Itemize and describe the three largest other amounts that exceed
    10% of Schedule RI, item 5.f.(2):
                              TEXT                                                 RIAD
                                                                                   ----
    d. 4461 [Operating lease rental income]                                        4461   10,142      1.d
    e. 4462 [Processing fees]                                                      4462    6,010      1.e
    f. 4463                                                                        4463      N/A      1.f
 2. Other noninterest expense (from Schedule RI, item 7.c):                             YEAR-TO-DATE
    a. Amortization expense of intangible assets ................................  4531    6,939      2.a
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net (gains) losses on other real estate owned ............................  5418      N/A      2.b
    c. Net (gains) losses on sales of loans .....................................  5419      N/A      2.c
    d. Net (gains) losses on sales of premises and fixed assets .................  5420      N/A      2.d
    Itemize and describe the three largest other amounts that exceed
    10% of Schedule RI, item 7.c:
                              TEXT                                                 RIAD
                                                                                   ----
    e. 4464 [Affiliate expense allocation]                                         4464   91,215      2.e
    f. 4467                                                                        4467      N/A      2.f
    g. 4468                                                                        4468      N/A      2.g
 3. Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
                              TEXT
a. (1) 6373 Effect of adopting FAS 133,                                            RIAD
                                                                                   ----
            "Accounting for Derivative Instruments and Hedging Activities"
                                                                 RIAD              6373        0      3.a.1
                                                                 ----
       (2) Applicable income tax effect .......................  4486           0                     3.a.2
b. (1) 4487                                                                        4487        0      3.b.1
       (2) Applicable income tax effect ........................ 4488           0                     3.b.2
c. (1) 4489                                                                        4489        0      3.c.1
       (2) Applicable income tax effect ........................ 4491           0                     3.c.2
4.  Equity capital adjustments from amended Reports of Income
    (from Schedule RI-A, item 2) (itemize and describe all adjustments):
                              TEXT                                                 RIAD
                                                                                   ----
    a. 4492                                                                        4492      N/A      4.a
    b. 4493                                                                        4493      N/A      4.b
5.  Cumulative effect of changes in accounting principles from prior years
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
                              TEXT                                                 RIAD
                                                                                   ----
    a. 4494                                                                        4494      N/A      5.a
    b. 4495                                                                        4495      N/A      5.b
6.  Corrections of material accounting errors from prior years
    (from Schedule RI-A, item 10) (itemize and describe all corrections):
                              TEXT                                                 RIAD
                                                                                   ----
    a. 4496                                                                        4496      N/A      6.a
    b. 4497                                                                        4497      N/A      6.b


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RI-8
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           10
                                                                                                                 -------
 SCHEDULE RI-E - CONTINUED

                                                                                Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):
                              TEXT                                                       RIAD YEAR-TO-DATE
                                                                                         ----
   a. 4498 [Capital infusion]                                                            4498      325,000      7.a
   b. 4499                                                                               4499           N/A     7.b
8. Adjustments to allowance for credit losses (from Schedule
    RI-B, part II, item 5) (itemize and describe all adjustments):
                              TEXT                                                       RIAD
                                                                                         ----
   a. 4521 [Merger adjustment]                                                           4521       51,807      8.a
   b. 4522                                                                               4522          N/A      8.b

                                                                                                       I498    I499 <-
 9. Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report  RIAD
     X = NO COMMENT - Y = COMMENT                  4769        [X]
     Other explanations (please type or print clearly):
                    TEXT 4769   ( 70 characters per line )

                    ---------------------------------------------------------------------------

                    ---------------------------------------------------------------------------

                    ---------------------------------------------------------------------------

                    ---------------------------------------------------------------------------

                    ---------------------------------------------------------------------------

                    ---------------------------------------------------------------------------


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-1
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           11
                                                                                                                 -------

 CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
 AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2000

 All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

 SCHEDULE RC - BALANCE SHEET
                                                                                                                             C400 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 ASSETS                                                                                               RCFD
 1. Cash and balances due from depository institutions (from Schedule RC-A):                          ----
      a. Noninterest-bearing balances and currency and coin(1) ....................................   0081       2,423,059      1.a
      b. Interest-bearing balances(2) .............................................................   0071          10,710      1.b
 2. Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A) ...............................   1754               0      2.a
      b. Available-for-sale securities (from Schedule RC-B, column D) .............................   1773       3,233,065      2.b
 3. Federal funds sold and securities purchased under agreements to resell ........................   1350      16,644,886      3
 4. Loans and lease financing receivables:                                        RCFD
                                                                                  ----
      a. Loans and leases, net of unearned income (from Schedule RC-C) .........  2122   26,691,355                             4.a
      b. LESS: Allowance for loan and lease losses .............................  3123      252,923                             4.b
      c. LESS: Allocated transfer risk reserve .................................  3128            0                             4.c
                                                                                                      RCFD
      d. Loans and leases, net of unearned income, allowance, and reserve                             ----
         (item 4.a minus 4.b and 4.c) .............................................................   2125      26,438,432      4.d
 5. Trading assets (from Schedule RC-D) ...........................................................   3545          46,336      5.
 6. Premises and fixed assets (including capitalized leases) ......................................   2145         165,017      6.
 7. Other real estate owned (from Schedule RC-M) ..................................................   2150           8,190      7.
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M) ..........................................................................   2130               0      8.
 9. Customers' liability to this bank on acceptances outstanding ..................................   2155          36,295      9.
10. Intangible assets (from Schedule RC-M) ........................................................   2143         140,586      10.
11. Other assets (from Schedule RC-F) .............................................................   2160         894,284      11.
12. Total assets (sum of items 1 through 11) ......................................................   2170      50,040,860      12.

-------
 (1) Includes cash items in process of collection and unposted debits.
 (2) Includes time certificates of deposit not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-2
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           12
                                                                                                                 -------
SCHEDULE RC - CONTINUED
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
      a. In domestic offices (sum of totals of columns A and C
          from Schedule RC-E, part I) ..........................................RCON                  RCON
                                                                                ----                  ----
                                                                                                      2200  18,994,819      13.a
          (1) Noninterest-bearing (1) ..........................................6631  10,278,539                            13.a.1
          (2) Interest-bearing .................................................6636   8,716,280                            13.a.2
      b. In foreign offices, Edge and Agreement subsidiaries,
          and IBFs (from Schedule RC-E, part II) ...............................RCFN                  RCFN
                                                                                ----                  ----
                                                                                                      2200  11,833,154      13.b
          (1) Noninterest-bearing ..............................................6631      28,117                            13.b1
          (2) Interest-bearing .................................................6636  11,805,037      RCFD                  13.b2
                                                                                                      ----
14. Federal funds purchased and securities sold under agreements to repurchase ....................   2800   9,264,113      14
                                                                                                      RCON
                                                                                                      ----
15. a. Demand notes issued to the U.S. Treasury ...................................................   2840     299,239      15.a
                                                                                                      RCFD
                                                                                                      ----
    b. Trading liabilities (from Schedule RC-D) ...................................................   3548      70,443      15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less ..............................................   2332   1,144,933      16.a
    b. With a remaining maturity of more than one year through three years ........................   A547   3,615,469      16.b
    c. With a remaining maturity of more than three years .........................................   A548     827,648      16.c
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ......................................   2920      36,295      18
19. Subordinated notes and debentures(2) ..........................................................   3200           0      19
20. Other liabilities (from Schedule RC-G) ........................................................   2930     947,879      20
21. Total liabilities (sum of items 13 through 20) ................................................   2948  47,033,992      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .................................................   3838           0      23
24. Common stock ..................................................................................   3230     100,000      24
25. Surplus (exclude all surplus related to preferred stock) ......................................   3839   1,646,588      25
26. a. Undivided profits and capital reserves .....................................................   3632   1,260,180      26.a
    b. Net unrealized holding gains (losses) on available-for-sale securities .....................   8434         677      26.b
    c. Accumulated net gains (losses) on cash flow hedges .........................................   4336           0      26.c
27. Cumulative foreign currency translation adjustments ...........................................   3284        (577)     27
28. Total equity capital (sum of items 23 through 27) .............................................   3210   3,006,868      28
29. Total liabilities and equity capital (sum of items 21 and 28) .................................   3300  50,040,860      29

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement below that best describes the       RCFD     Number
      most comprehensive level of auditing work performed for the bank by independent external        ----
      auditors as of any date during 1999 .........................................................   6724         N/A      M.1

 1 = Independent audit of the bank conducted in accordance         4 =  Directors' examination of the bank  performed by other
     with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank          authority)
 2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by
     submits a report on the consolidated holding company (but          external auditors
     not on the bank separately)                                    7 = Other audit procedures (excluding tax preparation work)
 3 = Directors' examination of the bank conducted in accordance     8 = No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state chartering authority)

--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date: 09/30/2000          State #:  27-4095    FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID: D                    Cert #:  05208         RC-3
MINNEAPOLIS, MN  55479                         Transit #: 91000019                                  -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                              13
                                                                                                    -------
 SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

 Exclude assets held for trading.
                                                                                                                            C405 <-
                                                                                             Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                                         (Column A)                (Column B)
                                                                                        Consolidated                Domestic
                                                                                 RCFD        Bank                    Offices
1.  Cash items in process of collection, unposted debits, and currency and       ----
    coin ..................................................................      0022      1,731,788      RCON                  1
                                                                                                          ----
    a. Cash items in process of collection and unposted debits .........................................  0020      1,573,930   1.a
    b. Currency and coin ...............................................................................  0080        156,082   1.b
2. Balance due from depository institutions in the U.S. ................................................  0082        104,864   2
    a. U.S. branches and agencies of foreign banks (including their IBFs) ..     0083              0                            2.a
    b. Other commercial banks in the U.S. and other depository
       institutions in the U.S. (including their IBFs) .....................     0085        104,918                            2.b
3. Balances due from banks in foreign countries and foreign central banks ..                              0070          5,123   3
    a. Foreign branches of other U.S. banks ................................     0073              0                            3.a
    b. Other banks in foreign countries and foreign central banks ..........     0074          8,428                            3.b
4. Balances due from Federal Reserve Banks .................................     0090        588,635      0090        588,411   4
5. Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b) .................................     0010      2,433,769      0010      2,428,410   5

 MEMORANDUM
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                                          RCON
 1. Noninterest-bearing balances due from commercial banks in the U.S.                                    ----
    (included in item 2, column B above) .............................................................    0050        96,959    M.1

 SCHEDULE RC-B - SECURITIES

 Exclude assets held for trading.


                                                                                                                           C410 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------

                                                               HELD-TO-MATURITY                    AVAILABLE-FOR-SALE
                                                          (Column A)        (Column B)       (Column C)         (Column D)
                                                        Amortized Cost      Fair Value      Amortized Cost     Fair Value(1)

                                                         RCFD             RCFD             RCFD               RCFD
                                                         ----             ----             ----               ----
 1. U.S. Treasury securities ..........................  0211      0      0213       0     1286    394,048    1287      395,995 1
 2. U.S. Government agency obligations
     (exclude mortgage-backed securities):
     a. Issued by U.S. Government agencies(2)..........  1289      0      1290       0     1291        307    1293          309 2.a
     b. Issued by U.S. Government-sponsored
        agencies(3) ...................................  1294      0      1295       0     1297     73,570    1298       72,618 2.b

--------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-4
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           14
                                                                                                                 -------

 SCHEDULE RC-B -- CONTINUED

                                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                 HELD-TO-MATURITY                  AVAILABLE-FOR-SALE
                                                          (Column  A)     (Column B)      (Column C)        (Column D)
                                                        Amortized Cost     Fair Value    Amortized Cost    Fair Value(1)
3. Securities issued by states and political
   subdivisions in the U.S.:                                RCFD          RCFD          RCFD                 RCFD
                                                            ----          ----          ----                 ----
    a. General obligations .............................    1676     0    1677     0    1678     99,496      1679     101,457  3.a
    b. Revenue obligations .............................    1681     0    1686     0    1690    100,975      1691     105,899  3.b
    c. Industrial development and similar obligations ..    1694     0    1695     0    1696          0      1697           0  3.c
4. Mortgage-backed securities (MBS):
    a. Pass-through securities:
        (1) Guaranteed by GNMA .........................    1698     0    1699     0    1701    307,806      1702     308,761  4.a.1
        (2) Issued by FNMA and FHLMC ...................    1703     0    1705     0    1706    632,350      1707     626,964  4.a.2
        (3) Other pass-through securities ..............    1709     0    1710     0    1711          0      1713           0  4.a.3
     b. Other mortgage-backed securities (include
        (CMOs, REMICs and stripped MBS):                    RCFD          RCFD          RCFD                 RCFD
                                                            ----          ----          ----                 ----
        (1) Issued or guaranteed by FNMA, FHLMC,
             or GNMA ...................................    1714     0    1715     0    1716      5,416      1717       5,194  4.b.1
        (2) Collateralized by MBS issued or guaranteed
             by FNMA, FHLMC, or GNMA ...................    1718     0    1719     0    1731          0      1732           0  4.b.2
        (3) All other mortgage-backed securities .......    1733     0    1734     0    1735     19,200      1736      18,850  4.b.3
5. Other debt securities:
    a. Other domestic debt securities ..................    1737     0    1738     0    1739  1,259,972      1741   1,260,963  5.a
    b. Foreign debt securities .........................    1742     0    1743     0    1744          0      1746           0  5.b
6. Equity securities:
    a. Investments in mutual funds and
        other equity securities with                                                    RCFD                 RCFD
        readily determinable fair values .............................................  A510     19,805      A511      16,982  6.a
    b. All other equity securities(1) ................................................  1752    319,073      1753     319,073  6.b
7. Total (sum of items 1 through 6) (total of
    Column A must equal Schedule RC item 2.a)               RCFD          RCFD          RCFD                 RCFD
    (total of column D must equal Schedule RC,              ----          ----          ----                 ----
    item 2.b) ..........................................    1754     0    1771     0    1772  3,232,018      1773   3,233,065  7

---------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-5
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           15
                                                                                                                 -------

 SCHEDULE RC-B -- CONTINUED
                                                                                                                      C412 <-
 MEMORANDA                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------

                                                                                              RCFD
                                                                                              ----
1. Pledged securities(2) ...................................................................  0416        293,518      M.1
2. Maturity and repricing data for debt securities (1,2)(excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining
      maturity or repricing frequency of:(3,4)                                                RCFD
                                                                                              ----
         (1) Three months or less ..........................................................  A549      1,195,407      M.2.a1
         (2) Over three months through 12 months ...........................................  A550         13,133      M.2.a2
         (3) Over one year through three years .............................................  A551        262,865      M.2.a3
         (4) Over three years through five years ...........................................  A552         61,476      M.2.a4
         (5) Over five years through 15 years ..............................................  A553        286,279      M.2.a5
         (6) Over 15 years .................................................................  A554        118,081      M.2.a6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family resi-
      dential mortgages with a remaining maturity or repricing frequency of:(3,5)
         (1) Three months or less ..........................................................  A555         18,056      M.2.b1
         (2) Over three months through 12 months ...........................................  A556         19,468      M.2.b2
         (3) Over one year through three years .............................................  A557          1,283      M.2.b3
         (4) Over three years through five years ...........................................  A558          1,298      M.2.b4
         (5) Over five years through 15 years ..............................................  A559         29,780      M.2.b5
         (6) Over 15 years .................................................................  A560        865,840      M.2.b6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
          (1) Three years or less ..........................................................  A561          4,018      M.2.c1
          (2) Over three years .............................................................  A562         20,026      M.2.c2
     d. Debt securities with a REMAINING MATURITY of one
         year or less (included in Memorandum items 2.a through 2.c above) .................  A248      1,206,737      M.2.d
3. - 6.  Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer) .................................  1778              0      M.7
8. Not applicable
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
     Schedule RC-B, items 2, 3, and 5):
     a. Amortized cost .....................................................................  8782              0      M.9.a
     b. Fair value .........................................................................  8783              0      M.9.b

-----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-6
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           16
                                                                                                                 -------

 SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

 PART I.  LOANS AND LEASES

  Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                            C415 <-
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                     -- (Column A) --     --  (Column B) --
                                                                               RCFD    Consolidated             Domestic
                                                                               ----         Bank                Offices
 1. Loans secured by real estate ..........................................    1410      14,500,097      RCON                1
                                                                                                         ----
     a. Construction and land development .................................                              1415      237,459   1.a
     b. Secured by farmland (including farm residential and other
         improvements) ....................................................                              1420      106,529   1.b
     c. Secured by 1-4 family residential properties:
         (1) Revolving, open-end loans secured by 1-4 family residential
              properties and extended under lines of credit ...............                              1797      973,477   1.c.1
         (2) All other loans secured by 1-4 family residential properties:
               (a) Secured by first liens .................................                              5367   11,131,220   1.c.2a
               (b) Secured by junior liens ................................                              5368    1,056,940   1.c.2b
     d. Secured by multifamily (5 or more) residential properties .........                              1460      120,638   1.d
     e. Secured by nonfarm nonresidential properties ......................                              1480      873,834   1.e
 2. Loans to depository institutions:
     a. To commercial banks in the U.S. ...................................                              1505    2,984,815   2.a
         (1) To U.S. branches and agencies of foreign banks ...............    1506               0                          2.a1
         (2) To other commercial banks in the U.S. ........................    1507       2,987,690                          2.a2
     b. To other depository institutions in the U.S. ......................    1517             265      1517          265   2.b
     c. To banks in foreign countries .....................................                              1510            0   2.c
         (1) To foreign branches of other U.S. banks ......................    1513               0                          2.c1
         (2) To other banks in foreign countries ..........................    1516           1,794                          2.c2
 3. Loans to finance agricultural production and other loans to farmers ...    1590         181,490      1590      181,490   3.
 4. Commercial and industrial loans:
     a. To U.S. addressees (domicile) .....................................    1763       4,610,912      1763    4,610,322   4.a
     b. To non-U.S. addressees (domicile) .................................    1764          16,595      1764           29   4.b
 5. Acceptances of other banks:
     a. Of U.S. banks .....................................................    1756               1      1756            1   5.a
     b. Of foreign banks ..................................................    1757             596      1757            0   5.b
 6. Loans to individuals for household, family, and other personal
     expenditures (i.e., consumer loans) (includes purchased paper) .......                              1975    1,856,674   6
     a. Credit cards and related plans (includes check credit and other
         revolving credit plans) ..........................................    2008         273,955                          6.a
     b. Other (includes single payment, installment, and all student
         loans) ...........................................................    2011       1,584,000                          6.b
 7. Loans to foreign government and official institutions (including
     foreign central banks) ...............................................    2081               0      2081            0   7

 8. Obligations (other than securities and leases) of states and political
     subdivisions in the U.S. .............................................    2107          29,031      2107       29,031   8
 9. Other loans ...........................................................    1563         181,131                          9
     a. Loans for purchasing or carrying securities (secured and
         unsecured) .......................................................                              1545       31,211   9.a
     b. All other loans (exclude consumer loans) ..........................                              1564      149,920   9.b
10. Lease financing receivables (net of unearned income) ..................                              2165    2,323,798   10
     a. Of U.S. addressees (domicile) .....................................    2182       2,323,798                          10.a
     b. Of non-U.S. addressees (domicile) .................................    2183               0                          10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above .......    2123               0      2123            0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
     Schedule RC, item 4.a) ...............................................    2122      26,691,355      2122   26,667,653   12


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-7
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           17
                                                                                                                 -------
 SCHEDULE RC-C - CONTINUED

 PART I. CONTINUED

 MEMORANDA                                                                Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans and Leases restructured and in compliance with modified terms
    (included in Schedule RC-C, part I, above and not reported as past due
    or nonaccrual in Schedule RC-N, Memorandum item 1):                                              RCFD
    a. Loans secured by real estate:                                                                 ----
        (1) To U.S. addressees (domicile) ........................................................   1687               0   M.2.a.1
        (2) To non-U.S. addressees (domicile) ....................................................   1689               0   M.2.a.2
    b. All other loans and lease financing receivables (exclude loans to
        individuals for household, family, and other personal expenditures) ......................   8691               0   M.2.b
    c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
        above ....................................................................................   8692               0   M.2.c
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
         with a remaining maturity or repricing frequency of: (1, 2)                                 RCON
                                                                                                     ----
        (1) Three months or less .................................................................   A564       8,265,373   M.3.a1
        (2) Over three months through 12 months ..................................................   A565         629,969   M.3.a2
        (3) Over one year through three years ....................................................   A566          39,739   M.3.a3
        (4) Over three years through five years ..................................................   A567          60,867   M.3.a4
        (5) Over five years through 15 years .....................................................   A568       1,601,764   M.3.a5
        (6) Over 15 years ........................................................................   A569         532,485   M.3.a6
    b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
        EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with a
        remaining maturity or repricing frequency of: (1,3) ......................................   RCFD
                                                                                                     ----
        (1) Three months or less .................................................................   A570       7,693,887   M.3.b1
        (2) Over three months through 12 months ..................................................   A571       1,148,435   M.3.b2
        (3) Over one year through three years ....................................................   A572       2,904,505   M.3.b3
        (4) Over three years through five years ..................................................   A573       1,827,747   M.3.b4
        (5) Over five years through 15 years .....................................................   A574       1,353,914   M.3.b5
        (6) Over 15 years ........................................................................   A575         513,465   M.3.b6
    c. Loans and leases (reported in Schedule RC-C, part I, items 1
         through 10, column A)  with a REMAINING MATURITY of one year or less ....................   A247      14,277,960   M.3.c
    d. Loans secured by nonfarm nonresidential properties in
        domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a              RCON
                                                                                                     ----
       REMAINING MATURITY of over five years .....................................................   A577         334,094   M.3.d
    e. Commercial and industrial loans (reported in Schedule RC-C                                    RCFD
                                                                                                     ----
         part I, Item 4, column A) with a REMAINING MATURITY of over three years .................   A578       2,459,641   M.3.e

--------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-8
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           18
                                                                                                                 -------
 SCHEDULE RC-C - CONTINUED

 PART I. CONTINUED

 MEMORANDA                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------

4. Loans to finance commercial real estate, construction, and land                                   RCFD
    development activities (not secured by real estate) included in                                  ----
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(1) .................................   2746               0      M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) .................   5369       9,826,950      M.5
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                             RCON
    residential properties in domestic offices (included in Schedule RC-C,                           ----
    part I, item 1.c.(2)(a), column B, page RC-6)  ...............................................   5370       4,233,208      M.6

----------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

 SCHEDULE RC-D - TRADING ASSETS AND LIABILITIES

 Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                                            C420 <-
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                               RCON
                                                                                                     ----
  1. U.S. Treasury securities in domestic offices ................................................   3531          214      1
  2. U.S. Government agency obligations in domestic offices (exclude mortgage-
      backed securities) .........................................................................   3532          N/A      2
  3. Securities issued by states and political subdivisions in the U.S. in domestic offices ......   3533          N/A      3
  4. Mortgage-backed securities (MBS) in domestic offices:
      a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ....................   3534        4,183      4.a
      b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
          (include CMOs, REMICs, and stripped MBS) ...............................................   3535          N/A      4.b
      c. All other mortgage-backed securities ....................................................   3536          N/A      4.c
  5. Other debt securities in domestic offices ...................................................   3537          N/A      5
  6. - 8.  Not applicable
  9. Other trading assets in domestic offices ....................................................   3541          N/A      9
                                                                                                     RCFN
                                                                                                     ----
10. Trading assets in foreign offices ............................................................   3542          N/A      10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity
      contracts:                                                                                     RCON
                                                                                                     ----
      a. In domestic offices .....................................................................   3543       41,939      11.a
                                                                                                     RCFN
                                                                                                     ----
      b. In foreign offices ......................................................................   3543          N/A      11.b
                                                                                                     RCFD
                                                                                                     ----
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ............   3545       46,336      12
                                                                                                     RCFD
LIABILITIES                                                                                          ----
13. Liability for short positions ................................................................   3546          N/A      13
                                                                                                     RCFD
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity       ----
      contracts ..................................................................................   3547       70,443      14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) .......   3548       70,443      15


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-9
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           19
                                                                                                                 -------

 SCHEDULE RC-E - DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                            C425 <-
                                                                        Transaction Accounts                     Nontransaction
                                                                                                                    Accounts
                                                                 (Column A)                (Column B)              (Column C)
                                                                   Total                   Memo: Total                Total
                                                                Transaction                  Demand              nontransaction
                           Dollar Amounts in Thousands            accounts                  Deposits                Accounts
------------------------------------------------------        (including total            (included in             (including
                                                              demand deposits)              column A)                MMDAs)
DEPOSITS OF:                                           RCON                      RCON                    RCON
                                                       ----                      ----                    ----
1. Individuals, partnerships and corporations ......   2201       5,713,669      2240       5,538,200    2346      12,729,349   1
2. U.S. Government .................................   2202          10,075      2280          10,075    2520               0   2
3. States and political subdivisions in the U.S. ...   2203          69,586      2290          59,799    2530         147,320   3
4. Commercial banks in the U.S. ....................   2206         290,333      2310         290,333    2550               0   4
5. Other depository institutions in the U.S. .......   2207          20,336      2312          20,336    2349               0   5
6. Banks in foreign countries ......................   2213          11,913      2320          11,913    2236               0   6
7. Foreign governments, and official institutions
    (including foreign central banks) ..............   2216               0      2300               0    2377               0   7
8. Certified and official checks ...................   2330           2,238      2330           2,238                           8
9. Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC,
    item 13.a) .....................................   2215       6,118,150      2210       5,932,894    2385      12,876,669   9


 MEMORANDA                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCON
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                      ----
    a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................   6835     551,680   M.1.a
    b. Total brokered deposits ....................................................................   2365           0   M.1.b
    c. Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1) Issued in denominations of less than $100,000 .........................................   2343           0   M.1.c1
        (2) Issued either in denominations of $100,000 or in denominations greater than
            $100,000 and participated out by the broker in shares of $100,000 or less .............   2344           0   M.1.c2
    d. Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
            maturity of one year or less (included in Memorandum item 1.c.(1) above) ..............   A243           0   M.1.d1
        (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
            maturity of one year or less (included in Memorandum item 1.b above) ..................   A244           0   M.1.d2
    e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
        reported in item 3 above which are secured or collateralized as required under state law)
        (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY) ............................................   5590         N/A   M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c
    must equal item 9, column C, above):                                                              RCON
    a. Savings deposits: ..........................................................................   ----
        (1) Money market deposit accounts (MMDAs) .................................................   6810   3,979,988   M.2.a1
        (2) Other savings deposits (excludes MMDAs) ...............................................   0352   6,489,296   M.2.a2
    b. Total time deposits of less than $100,000 ..................................................   6648   2,086,249   M.2.b
    c. Total time deposits of $100,000 or more ....................................................   2604     321,136   M.2.c
3. All NOW accounts (included in column A above) ..................................................   2398     185,256   M.3
4. Not applicable

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-10
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           20
                                                                                                                 -------

 SCHEDULE RC-E - CONTINUED

 Part I. Continued

 Memoranda (continued)                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
    a. Time deposits of less than $100,000 with a remaining maturity or repricing             RCON
        frequency of: (1, 2)                                                                  ----
        (1) Three months or less .......................................................      A579        331,775      M.5.a1
        (2) Over three months through 12 months ........................................      A580        954,298      M.5.a2
        (3) Over one year through three years ..........................................      A581        680,562      M.5.a3
        (4) Over three years ...........................................................      A582        119,614      M.5.a4
    b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4)
        above) .........................................................................      A241      1,286,073      M.5.b
6. Maturity and repricing data for time deposits of $100,000 or more:
    a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
        (1) Three months or less .......................................................      A584         95,870      M.6.a1
        (2) Over three months through 12 months ........................................      A585        123,082      M.6.a2
        (3) Over one year through three years ..........................................      A586         72,838      M.6.a3
        (4) Over three years ...........................................................      A587         29,346      M.6.a4
    b. Time deposits of $100,000 or more with a REMAINING MATURITY
        of one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above)      A242        218,952      M.6.b

-------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-11
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           21
                                                                                                                 -------

SCHEDULE RC-E - CONTINUED

 PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
 AGREEMENT SUBSIDIARIES AND IBFs)


 DEPOSITS OF:                                                                          Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                         RCFN
                                                                                         -----
1. Individuals, partnerships, and corporations .......................................   2621       4,762,315               1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ....................   2623       6,667,953               2
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs) .............................................................   2625         402,817               3
4. Foreign governments and official institutions (including foreign central banks) ...   2650               0               4
5. Certified and official checks .....................................................   2330               0               5
6. All other deposits ................................................................   2668              69               6
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ..............   2200      11,833,154               7

 MEMORANDUM                                                                    Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------
                                                                                         RCFN
1. Time deposits with a remaining maturity of one year or less                           ----
    (included in Part II, item 7 above) ..............................................   A245       9,372,887               M.1

 SCHEDULE RC-F - OTHER ASSETS

                                                                                                                           C430 <-
                                                                                          Dollar Amounts in Thousands
 --------------------------------------------------------------------------------------------------------------------
                                                                                                  RCFD
                                                                                                  ----
1. Income earned, not collected on loans .......................................................  2164      110,253      1.
2. Net deferred tax assets(1) ..................................................................  2148            0      2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
    a. Mortgage loans ..........................................................................  A519            0      3.a
    b. Other financial assets ..................................................................  A520            0      3.b
4. Other (itemize and describe amounts that exceed 25% of this item) ...........................  2168      784,031      4.
                   TEXT                                                        RCFD
                                                                               ----
    a.  3549 [Bank-owned life insurance]                                       3549      226,742                         4.a
    b.  3550                                                                   3550      N/A                             4.b
    c.  3551                                                                   3551      N/A      RCFD                   4.c
                                                                                                  ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ..........................  2160      894,284      5.


                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 MEMORANDUM                                                                                       RCFD
                                                                                                  ----
 1. Deferred tax assets disallowed for regulatory capital purposes ..........                     5610        0          M.1

 SCHEDULE RC-G - OTHER LIABILITIES

                                                                                                                             C435 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                                           RCON
                                                                                                           ----
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ....................................  3645       55,605     1.a
                                                                                                           RCFD
                                                                                                           ----
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .........................  3646      423,358     1.b
2. Net deferred tax liabilities(1) ......................................................................  3049      182,658     2.
3. Minority interest in consolidated subsidiaries .......................................................  3000            0     3.
4. Other (itemize and describe amounts that exceed 25% of this item) ....................................  2938      286,258     4.
                   TEXT                                                                RCFD
                                                                                       ----
   a.  3552 [Trade date settlement account]                                            3552      122,270                         4.a
   b.  3553 [Clearing account]                                                         3553       90,936                         4.b
   c   3554                                                                            3554          N/A   RCFD                  4.c
                                                                                                           ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ..................................   2930  947,879         5.

--------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, includes 'dividends' accrued and unpaid on deposits.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:  09/30/2000                State #:  27-4095           FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:  D                          Cert #:  05208               RC-12
MINNEAPOLIS, MN  55479                         Transit #:  91000019                                              -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           22
                                                                                                                 -------

SCHEDULE RC-H -- SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                            C440 <-
                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                        DOMESTIC OFFICES
                                                                                                    RCON
                                                                                                    ----
1. Customers' liability to this bank on acceptances outstanding ..................................  2155           4,456       1
2. Bank's liability on acceptances executed and outstanding ......................................  2920           4,456       2
3. Federal funds sold and securities purchased under agreements to resell ........................  1350      16,644,886       3
4. Federal funds purchased and securities sold under agreements to repurchase ....................  2800       9,264,113       4
5. Other borrowed money ..........................................................................  3190       5,578,138       5
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  2163             N/A       6
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs .....................  2941      11,921,361       7
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
   IBFs) .........................................................................................  2192      49,973,643       8
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
   IBFs ..........................................................................................  3129      35,045,414       9


IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

10. U.S. Treasury securities .....................................................................  1039         394,048      10
11. U.S. Government agency obligations (exclude mortgage-backed securities) ......................  1041          73,877      11
12. Securities issued by states and political subdivisions in the U.S. ...........................  1042         200,471      12
13. Mortgage-backed securities (MBS):
      a. Pass-through securities:
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................  1043         940,156  13.a.1
         (2) Other pass-through securities .......................................................  1044               0  13.a.2
      b. Other mortgage-backed securities (include CMOs,
         REMICs, and stripped MBS):
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................  1209           5,416  13.b.1
         (2) All other mortgage-backed securities ................................................  1280          19,200  13.b.2
14. Other domestic debt securities ...............................................................  1281       1,259,972      14
15. Foreign debt securities ......................................................................  1282               0      15
16. Equity securities:
      a. Investments in mutual funds and other equity securities with readily determinable
           fair values ...........................................................................  A510          19,805    16.a
      b. All other equity securities .............................................................  1752         319,073    16.b
17. Total amortized (historical) cost of both held-to-maturity and
    available-for-sale securities (sum of items 10 through 16) ...................................  1374       3,232,018      17


MEMORANDUM
(to be completed only by banks with IBFs and other "foreign" offices)

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
   EITHER                                                                                           ----
1. Net due from the IBF of the domestic offices of the reporting bank.............................  3051             N/A     M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank ..............................  3059               0     M.2


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:  09/30/2000                State #:  27-4095           FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:  D                          Cert #:  05208               RC-13
MINNEAPOLIS, MN  55479                         Transit #:  91000019                                              -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           23
                                                                                                                 -------

SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                            C445 <-
                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFN
                                                                                                      ----
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ...............      2133         N/A       1
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   item 12, column A) ..........................................................................      2076         N/A       2
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
   column A) ...................................................................................      2077         N/A       3
4. Total IBF liabilities (component of Schedule RC, item 21) ...................................      2898         N/A       4
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
   part II, items 2 and 3) .....................................................................      2379         N/A       5
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...      2381         N/A       6

 SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                                                                             C455 <-
                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                RCFN
                                                                                                      ----
 1. Interest-bearing balances due from depository institutions .................................      3381     (11,487)      1.
 2. U.S. Treasury securities and U.S. Government agency obligations(2)
     (INCLUDING MORTGAGE-BACKED SECURITIES
     ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA) .............................................      3382   1,338,633       2
 3. Securities issued by states and political subdivisions in the U.S.(2) ......................      3383     249,316       3.
 4. a. Other debt securities(2)
       (INCLUDING MORTGAGE-BACKED SECURITIES NOT
       ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA) ...........................................      3647   1,346,516       4.a
    b. Equity securities(3) (includes investments in mutual funds and
       Federal Reserve stock) ..................................................................      3648     328,671       4.b
 5. Federal funds sold and securities purchased under agreements to resell .....................      3365  18,317,427       5
 6. Loans:
     a. Loans in domestic offices:                                                                    RCON
                                                                                                      ----
         (1) Total loans .......................................................................      3360  23,200,640       6.a.1
         (2) Loans secured by real estate ......................................................      3385  13,541,111       6.a.2
         (3) Loans to finance agricultural production and other loans to farmers ...............      3386     195,429       6.a.3
         (4) Commercial and industrial loans ...................................................      3387   5,140,555       6.a.4
         (5) Loans to individuals for household, family, and other personal expenditures .......      3388   1,928,211       6.a.5
                                                                                                      RCFN
                                                                                                      ----
      b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs .............      3360      23,614       6.b
                                                                                                      RCFD
                                                                                                      ----
 7. Trading assets .............................................................................      3401       4,234       7.
 8. Lease financing receivables (net of unearned income) .......................................      3484   1,927,979       8.
 9. Total assets(4) ............................................................................      3368  50,419,887       9
                                                                                                      RCON
LIABILITIES                                                                                           ----
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ...............      3485     232,875       10
11. Nontransaction accounts in domestic offices:
      a. Money market deposit accounts (MMDAs) .................................................      3486   3,743,067       11.a
      b. Other savings deposits ................................................................      3487   3,859,001       11.b
      c. Time deposits of $100,000 or more .....................................................      A514     340,701       11.c
      d. Time deposits of less than $100,000 ...................................................      A529   2,097,459       11.d
                                                                                                      RCFN
                                                                                                      ----
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs .....................................................................      3404   9,895,226       12
                                                                                                      RCFD
                                                                                                      ----
13. Federal funds purchased and securities sold under agreements to repurchase .................      3353  12,040,347       13
14. Other borrowed money                                                                              RCFD
    (includes mortgage indebtedness and obligations under capitalized leases) ..................      ----
                                                                                                      3355   6,468,896       14

------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-14
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           24
                                                                                                                 -------

 SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                            C460 <-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                                 RCFD
  1. Unused commitments:                                                                         ----
      a. Revolving, open-end lines secured by 1-4 family residential
         properties, e.g., home equity lines ..............................................      3814         692,289       1.a
      b. Credit card lines ................................................................      3815               0       1.b
      c. Commercial real estate, construction, and land development:
          (1) Commitments to fund loans secured by real estate ............................      3816         307,757       1.c.1
          (2) Commitments to fund loans not secured by real estate ........................      6550               0       1.c.2
      d. Securities underwriting ..........................................................      3817               0       1.d
      e. Other unused commitments .........................................................      3818       3,069,248       1.e
  2. Financial standby letters of credit and foreign office guarantees             RCFD          3819         890,817       2.
                                                                                   ----
      a. Amount of financial standby letters of credit conveyed to others .........3820  348,765                            2.a
  3. Performance standby letters of credit and foreign office guarantees ..................      3821         162,753       3.
      a. Amount of performance standby letters of credit conveyed to others .......3822   18,301                            3.a
  4. Commercial and similar letters of credit .............................................      3411         112,132       4.
  5. Participations in acceptances (as described in the instructions)
      conveyed to others by the reporting bank ............................................      3428               0       5
  6. Participations in acceptances (as described in the instructions)
      acquired by the reporting (nonaccepting) bank .......................................      3429               0       6.
  7. Securities borrowed ..................................................................      3432       6,535,902       7.
  8. Securities lent (including customers' securities lent where the customer
      is indemnified against loss by the reporting bank) ..................................      3433         757,118       8
  9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes :
      a.  First lien 1-to-4 family residential mortgage loans :                                  RCFD
          (1)  Outstanding principal balance of mortgages transferred                            ----
               as of the report date ......................................................      A521           7,018      9.a.1
          (2)  Amount of recourse exposure on these mortgages
               as of the report date ......................................................      A522           7,018      9.a.2
      b.  Other financial assets (excluding small business obligations reported in item 9.c) :
          (1)  Outstanding principal balance of assets transferred
               as of the report date ......................................................      A523               0      9.b.1
          (2)  Amount of recourse exposure on these assets
               as of the report date ......................................................      A524               0      9.b.2
      c. Small business obligations transferred with recourse under Section 208 of the Reigle Community Development and Regulatory Improvement Act of 1994:
          (1)  Outstanding principal balance of small business obligations
               transferred as of the report date ..........................................      A249               0      9.c.1
          (2)  Amount of retained recourse on these obligations as of the report date .....      A250               0      9.c.2
 10. Notional amount of credit derivatives :
      a. Credit derivatives on which the reporting bank is the guarantor ..................      A534               0      10.a
      b. Credit derivatives on which the reporting bank is the beneficiary ................      A535               0      10.b
11. Spot foreign exchange contracts .......................................................      8765         117,726      11
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25%
      of Schedule RC, item 28, "Total equity capital") ....................................      3430               0      12
                    TEXT                                                           RCFD
                                                                                   ----
      a. 3555                                                                      3555  N/A                               12.a
      b. 3556                                                                      3556  N/A                               12.b
      c. 3557                                                                      3557  N/A                               12.c
      d. 3558                                                                      3558  N/A                               12.d


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-15
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           25
                                                                                                                 -------


 SCHEDULE RC-L - CONTINUED


13.  All other off-balance sheet assets (exclude off-balance sheet                                   RCFD
     derivatives)(itemize and describe each component of this item over 25%                          ----
     Schedule RC item 28., "Total equity capital")                                                   5591        0    13
                    TEXT                                                            RCFD
                                                                                    ----
      a. 5592                                                                       5592       N/A                    13.a
      b. 5593                                                                       5593       N/A                    13.b
      c. 5594                                                                       5594       N/A                    13.c
      d. 5595                                                                       5595       N/A                    13.d


     OFF-BALANCE SHEET DERIVATIVES                                                                                           C461 <-
             POSITION INDICATORS                                                   Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------

                                                           (Column A)         (Column B)      (Column C)       (Column D)
14.   Gross amounts (e.g., notional                         Interest           Foreign          Equity         Commodity
      amounts) (for each column, sum of                       Rate             Exchange       Derivative        and other
      items 14.a through 14.e must equal                    Contracts          Contracts       Contracts        Contracts
      sum of items 15, 16.a and 16.b):                 RCFD                 RCFD              RCFD            RCFD
                                                       ----                 ----              ----            ----
      a. Futures contracts ......................      8693            0    8694         0    8695     0      8696         0   14.a
      b. Forward contracts ......................      8697            0    8698   824,438    8699     0      8700         0   14.b
      c. Exchange-traded option contracts:
          (1) Written options ...................      8701            0    8702         0    8703     0      8704         0   14.c1
          (2) Purchased Options .................      8705            0    8706         0    8707     0      8708         0   14.c2
      d. Over-the-counter options contracts:
          (1) Written options ...................      8709      363,693    8710         0    8711     0      8712    52,383   14.d1
          (2) Purchased options .................      8713      451,179    8714         0    8715     0      8716    52,320   14.d2
      e. Swaps ..................................      3450      932,492    3826         0    8719     0      8720    64,215   14.e
15    Total gross notional amount of
      derivative contracts held for trading .....      A126    1,447,364    A127   824,438    8723     0      8724   168,918   15
16    Total gross notional amount of
      derivative contracts held for
      purposes other than trading: ..............      RCFD                 RCFD              RCFD            RCFD
                                                       ----                 ----              ----            ----
      a. Contracts marked to market .............      8725            0    8726         0    8727     0      8728         0   16.a
      b. Contracts not marked to market .........      8729      300,000    8730         0    8731     0      8732         0   16.b
                                                       RCON
      c. Interest rate swaps where the bank            ----
         has agreed to pay a fixed rate ........       A589      200,000                                                       16.c


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-16
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           26
                                                                                                                 -------

 SCHEDULE RC-L - CONTINUED

                                                         Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
    OFF-BALANCE SHEET DERIVATIVES                        (Column A)        (Column B)      (Column C)     (Column D)
        POSITION INDICATORS                               Interest           Foreign         Equity       Commodity
                                                            Rate            Exchange        Derivative    and other
17. Gross fair value of derivative contracts:             Contracts         Contracts       Contracts     Contracts
    a. Contracts held for trading:                       RCFD            RCFD              RCFD          RCFD
                                                         ----            ----              ----          ----
        (1) Gross positive fair value .............      8733   8,598    8734    29,188    8735    0      8736   35,183      17.a1
        (2) Gross negative fair value .............      8737   8,750    8738    28,818    8739    0      8740   35,202      17.a2
    b. Contracts held for purposes other than
       trading that are marked to market:
        (1) Gross positive fair value .............      8741       0    8742         0    8743    0      8744        0      17.b1
        (2) Gross negative fair value .............      8745       0    8746         0    8747    0      8748        0      17.b2
    c. Contracts held for purposes other than
            trading that are not marked to market:
        (1) Gross positive fair value .............      8749   1,256    8750         0    8751    0      8752        0      17.c1
        (2) Gross negative fair value .............      8753   1,426    8754         0    8755    0      8756        0      17.c2


 MEMORANDA                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in                    RCFD
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of                         ----
   commitments that are fee paid or otherwise legally binding) ...................................         3833   3,489,014  M.3
                                                                                           RCFD
   a. Participations in commitments with an original maturity                              ----
      exceeding one year conveyed to others .............................................  3834   199,427                    M.3.a
4. To be completed only by banks with $ 1 billion or more in total assets:                                 RCFD
   Standby letters of credit and foreign office guarantees (both financial and performance) issued         ----
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............         3377         501  M.4
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts
   outstanding by type of loan:                                                                            RCFD
   a. Loans to purchase private passenger automobiles                                                      ----
      (TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY) ............................................         2741       8,570  M.5.a
   b. Credit cards and related plans ( TO BE COMPLETED QUARTERLY ) ...............................         2742           0  M.5.b
   c. All other consumer credit (including mobile home loans)
      (TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY) ............................................         2743           0  M.5.c

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-17
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           27
                                                                                                                 -------

 SCHEDULE RC-M-MEMORANDA

                                                                                                                           C465 <-
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal
    shareholders, and their related interests as of the report date:                                    RCFD
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal     ----
       shareholders, and their related interests .................................................      6164        3,184    1.a
    b. Number of executive officers, directors, and principal shareholders to whom the amount of
        all extensions of credit by the reporting bank (including extensions of credit to    RCFD Number
        related interests) equals or exceeds the lesser of $500,000 or 5 percent             ----
        of total capital as defined for this purpose in agency regulations ..................6165      2                      1.b
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches             RCFD
                                                                                                         ----
   and agencies of foreign banks (1) (included in Schedule RC, item 3) ............................      3405            0    2
3. Not applicable
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
    (include both retained servicing and purchased servicing):
    a.  Mortgages serviced under a GNMA contract ..................................................      5500            0    4.a
    b.  Mortgages serviced under a FHLMC contract:
         (1) Serviced with recourse to servicer ...................................................      5501            0    4.b.1
         (2) Serviced without recourse to servicer ................................................      5502            0    4.b.2
    c.  Mortgages serviced under a FNMA contract:
         (1) Serviced under a regular option contract .............................................      5503            0    4.c.1
         (2) Serviced under a special option contract .............................................      5504            0    4.c.2
    d.  Mortgages serviced under other servicing contracts ........................................      5505            0    4.d
5. To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
    a. U.S. addressees (domicile) .................................................................      2103       24,021    5.a
    b. Non-U.S. addressees (domicile) .............................................................      2104       12,274    5.b
6. Intangible assets:
    a. Mortgage Servicing Assets ..................................................................      3164            0    6.a
        (1) Estimated fair value of mortgage servicing assets .....................................      A590            0    6.a.1
    b. Other identifiable intangible assets:
        (1) Purchased credit card relationships and nonmortgage servicing assets ..................      B026            0    6.b.1
        (2) All other identifiable intangible assets ..............................................      5507        2,347    6.b.2
    c. Goodwill ...................................................................................      3163      138,239    6.c
    d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ......      2143      140,586    6.d
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been
       grandfathered or are otherwise qualifying for regulatory capital purposes ..................      6442            0    6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt ................................................................................      3295            0    7

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-18
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           28
                                                                                                                 -------


 SCHEDULE RC-M - CONTINUED
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                                         RCFD
                                                                                                        ----
        (1) Direct and indirect investments in real estate ventures ..............................      5372        0      8.a.1
        (2) All other real estate owned:                                                                RCON
                                                                                                        ----
            (a) Construction and land development in domestic offices ............................      5508        0      8.a.2a
            (b) Farmland in domestic offices .....................................................      5509        0      8.a.2b
            (c) 1-4 family residential properties in domestic offices ............................      5510    8,190      8.a.2c
            (d) Multifamily (5 or more) residential properties in domestic offices ...............      5511        0      8.a.2d
            (e) Nonfarm nonresidential properties in domestic offices ............................      5512        0      8.a.2e
                                                                                                        RCFN
                                                                                                        ----
            (f)  In foreign offices ..............................................................      5513        0      8.a.2f
                                                                                                        RCFD
                                                                                                        ----
        (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ............      2150    8,190      8.a.3
     b. Investments in unconsolidated subsidiaries and associated companies:
        (1) Direct and indirect investments in real estate ventures ..............................      5374        0      8.b.1
        (2) All other investments in unconsolidated subsidiaries and associated companies ........      5375        0      8.b.2
        (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ............      2130        0      8.b.3
 9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
     item 23, "Perpetual preferred stock and related surplus" ....................................      3778        0      9
 10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary,         RCON
     private label, and third party products):                                                          ----
       a. Money market funds .....................................................................      6441   21,478      10.a
       b. Equity securities funds ................................................................      8427        0      10.b
       c. Debt securities funds ..................................................................      8428        0      10.c
       d. Other mutual funds .....................................................................      8429  118,285      10.d
       e. Annuities ..............................................................................      8430   30,828      10.e
       f. Sales of proprietary mutual funds and annuities (included in items 10.a through
          10.e above) ............................................................................      8784   65,781      10.f
11. Net unamortized realized deferred gains (losses)                                                    RCFD
    on off-balance sheet derivative contracts included                                                  ----
    in assets and liabilities reported in Schedule RC ............................................      A525    1,195      11
12. Amount of assets netted against nondeposit liabilities and deposits in
    foreign offices (other than insured branches in Puerto Rico                                         RCFD
    and U.S. territories and possessions) on the balance sheet (Schedule RC)                            ----
    in accordance with generally accepted accounting principles(1) ...............................      A526        0      12
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds ten percent
    of total assets) .............................................................................      A591        0      13


----------------------------------------------------------------------------------------------------------------------------------
 MEMORANDUM                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCFD
 1. Reciprocal holdings of banking organizations' capital instruments                                  ----
    (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)................................................     3836            N/A M.1
----------------------------------------------------------------------------------------------------------------------------------

---------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-19
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           29
                                                                                                                 -------

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                                            C470 <-
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------

                                                              --(Column A)--       --(Column B)--    --(Column C)--
                                                                 Past due           Past due 90         Nonaccrual
                                                              30 through 89        days or more
                                                              days and still         and still
                                                                 accruing             accruing
                                                            RCFD                  RCFD                  RCFD
1. Loans secured by real estate:                            ----                  ----                  ----
   a. To U.S. addressees (domicile) ......................  1245      28,687      1246      12,061      1247      10,657      1.a
   b. To non-U.S. addressees (domicile) ..................  1248           0      1249           0      1250           0      1.b
2. Loans to depository institutions and acceptances
   of other banks:                                          RCFD                  RCFD                  RCFD
   a. To U.S. banks and other U.S. depository               ----                  ----                  ----
      institutions .......................................  5377           0      5378           0      5379           0      2.a
   b. To foreign banks ...................................  5380           0      5381           0      5382           0      2.b
3. Loans to finance agricultural production and
   other loans to farmers ................................  1594       5,917      1597         467      1583       2,365      3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ......................  1251      60,700      1252       6,941      1253      56,469      4.a
   b. To non-U.S. addressees (domicile) ..................  1254           0      1255           0      1256           0      4.b
5. Loans to individuals for household, family, and          RCFD                  RCFD                  RCFD
   other personal expenditures:                             ----                  ----                  ----
   a. Credit cards and related plans .....................  5383       1,500      5384         254      5385           0      5.a
   b. Other (includes single payment, installment,
      and all student loans) .............................  5386      29,233      5387       1,606      5388         492      5.b
6. Loans to foreign governments and official
   institutions ..........................................  5389           0      5390           0      5391           0      6
7. All other loans .......................................  5459         339      5460           0      5461           0      7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) ......................  1257           0      1258           0      1259      49,222      8.a
   b. Of non-U.S. addressees (domicile) ..................  1271           0      1272           0      1791           0      8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets) .......  3505           0      3506           0      3507           0      9

================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.



10. Loans and leases reported in items 1                     RCFD                  RCFD                  RCFD
    through 8 above which are wholly or partially            ----                  ----                  ----
    guaranteed by the U.S. Government ....................   5612      11,010      5613         620      5614          43      10
    a. Guaranteed portion of loans and leases
        included in item 10 above ........................   5615      10,449      5616         516      5617          29      10.a


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-20
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           30
                                                                                                                 -------

 SCHEDULE RC-N - CONTINUED


                                                                                                                            C473 <-
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------

                                                               --(Column A)--        --(Column B)--
 MEMORANDA                                                         Past due            Past due 90
                                                                 30 through 89         days or more
                                                                days and still          and still          --(Column C)--
                                                                  accruing              accruing            Nonaccrual

   1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above                RCFD                  RCFD                  RCFD
   (and not reported in Schedule RC-C, Part I,            ----                  ----                  ----
    Memorandum item 2) ................................   1658           0      1659           0      1661           0      M.1
2. Loans to finance commercial real estate,
   construction, and land development activities          RCFD                  RCFD                  RCFD
   (not secured by real estate) included in               ----                  ----                  ----
   Schedule RC-N, items 4 and 7, above ................   6558           0      6559           0      6560           0      M.2
3. Loans secured by real estate in domestic offices       RCON                  RCON                  RCON
   (included in Schedule RC-N, item 1, above):            ----                  ----                  ----
   a. Construction and land development ...............   2759       5,826      2769       3,173      3492       1,143      M.3a
   b. Secured by farmland .............................   3493         562      3494          35      3495       3,288      M.3b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by            RCON                  RCON                  RCON
          1-4 family residential properties and           ----                  ----                  ----
          extended under lines of credit ..............   5398         396      5399         306      5400           0      M.3.c1
      (2) All other loans secured by 1-4 family
          residential properties ......................   5401      10,121      5402       4,267      5403       1,023      M.3c2
   d. Secured by multifamily (5 or more) residential
      properties ......................................   3499         290      3500       2,694      3501         249      M.3d
   e. Secured by nonfarm nonresidential properties ....   3502      11,492      3503       1,586      3504       4,954      M.3e

                                                               --(Column A)--       --(Column B)--
                                                                 Past due            Past due 90
                                                               30 through 89         days or more
                                                               days and still          and still
                                                                  accruing              accruing
                                                               --------------       ----------------
 4. Interest rate, foreign exchange rate, and other
    commodity and equity contracts:                       RCFD                  RCFD
                                                          ----                  ----
    a. Book value of amounts carried as assets ......     3522           0      3528           0                            M.4.a
    b. Replacement cost of contracts with a
       positive replacement cost ....................     3529           0      3530           0                            M.4.b


=================================================================================================================
 PERSON TO WHOM QUESTIONS ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE DIRECTED:             C477 <-

     NAME                               TITLE                                   AREA CODE/PHONE NUMBER/EXTENSION
8901 Robert F. Goodsell            8901 Manager - Regulatory Reporting     8902 (612) 316-2345
     ------------------                 ------------------------------           --------------
                                                                                 TEXT FAX: AREA CODE/PHONE NUMBER
                                                                            9116 (612) 667-3659
                                                                                  ----------------------
=================================================================================================================


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-21
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           31
                                                                                                                 -------

 SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                            C475 <-
                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
                                                                                                         RCON
1.  Unposted debits (see instructions):                                                                  ----
    a. Actual amount of all unposted debits .......................................................      0030         N/A      1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits ....................................      0031           0      1.b.1
       (2) Actual amount of unposted debits to time and savings deposits (1) ......................      0032           0      1.b.2
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits ......................................................      3510         N/A      2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits ...................................      3512           0      2.b.1
       (2) Actual amount of unposted credits to time and savings deposits (1) .....................      3514           0      2.b.2
3.  Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices) .................................................................      3520           0      3.
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions ( not included in total deposits ) :
    a. Demand deposits of consolidated subsidiaries ...............................................      2211      32,108      4.a
    b. Time and savings deposits (1) of consolidated subsidiaries .................................      2351           0      4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries .......................      5514           0      4.c
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ...................      2229           0      5.a
    b. Time and saving deposits(1) in insured branches (included in Schedule RC-E, Part II) .......      2383           0      5.b
    c. Interest accrued and unpaid on deposits in insured branches
        (included in Schedule RC-G, item 1.b) .....................................................      5515           0      5.c
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as
    deposit liabilities of the reporting bank:                                                           RCON
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                           ----
       Item 4 or 5 column B) ......................................................................      2314           0      6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
       Item 4 or 5, column A or C, but not column B) ..............................................      2315           0      6.b
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums .......................................................................      5516           0      7.a
    b. Unamortized discounts ......................................................................      5517           0      7.b
8.  To be completed by banks with " Oakar deposits "
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
       (exclude deposits purchased or acquired from foreign offices other than insured
       branches in Puerto Rico and U.S. territories and possessions):                                    RCON
      (1) Total deposits purchased or acquired from other                                                ----
          FDIC-insured institutions during the quarter ............................................      A531         N/A      8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above                        RCON
          attributable to a secondary fund (i.e., BIF members report deposits                            ----
          attributable to SAIF; SAIF members report deposits attributable to BIF) .................      A532         N/A      8.a.2
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other
       than insured branches in Puerto Rico and U.S. territories and possessions) .................      A533         N/A      8.b

---------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-22
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           32
                                                                                                                 -------

 SCHEDULE RC-O - CONTINUED

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCON
                                                                                                       ----
 9. Deposits in lifeline accounts ................................................................     5596             9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ................................................................     8432       0    10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S. territories                    RCON
       and possessions that were reported on a gross basis in Schedule RC-E                             ----
       had been reported on a net basis ..........................................................      8785       0   11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis ..........................................      A181       0   11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E ..............................................      A182       0   11.c
 12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
     (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a. Amount of assets netted against demand deposits ..........................................      A527       0   12.a
     b. Amount of assets netted against time and savings deposits ................................      A528       0   12.b


 MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
 1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
     1.b.(1) must equal Schedule RC, item 13.a):                                                        RCON
     a. Deposit accounts of $100,000 or less:                                                           ----
       (1) Amount of deposit accounts of $100,0000 or less .......................................      2702     8,038,756   M.1.a1
                                                                                    RCON      Number
       (2) Number of deposit accounts of $100,000 or less                           ----
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY) ..............................3779           N/A                       M.1.a2
                                                                                                        RCON
     b. Deposit accounts of more than $100,000:                                                         ----
        (1) Amount of deposit accounts of more than $100,000 .....................................      2710    10,956,063   M.1.b1
        (2) Number of deposit accounts of more than $100,000 .......................2722        12,333                       M.1.b2
 2.  Estimated amount of uninsured deposits in domestic offices of the bank:
     a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above

        Indicate in the appropriate box at right whether your bank has a method or                      RCON     YES / NO
        procedure for determining a better estimate of uninsured deposits than the                      ----
        estimate described above .................................................................      6861           NO    M.2.a
     b. If the box marked YES has been checked, report the estimate of uninsured deposits
        determined by using your bank's method or procedure ......................................      5597          N/A    M.2.b
 3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
     Call Report or Thrift Financial Report?
     If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

          TEXT                                                                                          RCON FDIC CERT NO.
                                                                                                        ----
        A545                                                                                            A545          N/A   M.3


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-23
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           33
                                                                                                                 -------

SCHEDULE RC-R - REGULATORY CAPITAL
This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.


  1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.                                               C480 <-
     TO BE COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.
     Indicate in the appropriate box at the right whether the bank has total capital greater than or    RCFD  YES  /  NO
                                                                                                        ----
     equal to eight percent of adjusted total assets ..................................................  6056       N/A     1.

          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
          If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

   NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE
   ITEMS 2 AND 3 BELOW.

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted                          RCFD
   average maturity of at least five years) that is includible in Tier 2 capital :                    ----
   a. Subordinated debt(1) and intermediate term preferred stock ..................................   A515            0      2.a
   b. Other limited-life capital instruments ......................................................   A516            0      2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a.  (1) Tier 1 capital .........................................................................   8274    2,865,603      3.a.1
       (2) Tier 2 capital .........................................................................   8275      252,923      3.a.2
       (3) Tier 3 capital .........................................................................   1395            0      3.a.3
   b. Total risk-based capital ....................................................................   3792    3,118,526      3.b
   c. Excess allowance for loan and lease losses (amount that
      exceeds 1.25% of gross risk-weighted assets) ................................................   A222            0      3.c
   d. (1)  Net risk-weighted assets (gross risk-weighted assets, including market risk equivalent assets,
           less excess allowance reported in item 3.c above and all other deductions) .............   A223   27,437,802      3.d.1
      (2) Market risk equivalent assets (included in item 3.d.(1) above) ..........................   1651            0      3.d.2
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct reduction method"
      to report these transactions in Schedule RC-R) ..............................................   1727            0      3.e
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2) ....................................   A224   50,279,300      3.f


  ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED
  BY BANKS THAT ANSWERED  NO  TO ITEM 1 ABOVE AND
  BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.

                                                                                        --(Column  A)-     -(Column B)--
                                                                                            Assets         Credit Equiv-
                                                                                           Recorded       valent Amount
                                                                                            on the        of Off-Balance
                                                       Dollar Amounts in Thousands       Balance Sheet     Sheet Items(3)
---------------------------------------------------------------------------------------------------------------------------
 4. Assets and credit equivalent amount of off-balance sheet items assigned
    to the Zero percent risk category:                                              RCFD
                                                                                    ----
     a. Assets recorded on the balance sheet .....................................  5163   1,499,419    RCFD                 4.a
                                                                                                        ----
     b. Credit equivalent amount of off-balance sheet items......................                       3796              0  4.b

-------
 (1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
 (2) Do not deduct excess allowance for loan and lease losses.
 (3) Do not report in column B the risk-weighted amount of assets reported in column A.


WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-24
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           34
                                                                                                                 -------

 SCHEDULE RC-R - CONTINUED

                                                                                       --(Column  A)-     -(Column B)--
                                                                                           Assets         Credit Equiv-
                                                                                         Recorded       valent Amount
                                                                                           on the        of Off-Balance
                                                    Dollar Amounts in Thousands       Balance Sheet     Sheet Items (2)
----------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the      RCFD
   20 percent risk category:                                                            ----                  RCFD
   a. Assets recorded on the balance sheet ..........................................   5165      23,213,920  ----             5.a
   b. Credit equivalent amount of off-balance sheet items ...........................                         3801  1,218,535  5.b
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ..........................................   3802      10,118,096                   6.a
   b. Credit equivalent amount of off-balance sheet items ...........................                         3803    417,533  6.b
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ..........................................   3804      15,320,737                   7.a
   b. Credit equivalent amount of off-balance sheet items ...........................                         3805  1,962,759  7.b
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2) ...............................   3806         141,611                   8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
   item 12 plus items 4.b and 4.c) ..................................................   3807      50,293,783                   9.

 MEMORANDA                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
 1. Current credit exposure across all off-balance sheet derivative contracts                                 RCFD
                                                                                                              ----
      covered by the risk-based capital standards ...................................                         8764    65,886   M.1


                                                                 WITH A REMAINING MATURITY OF
                                                      --(Column A)--    --(Column B)--    --(Column C)--
                                                          One Year           Over              Over
                                                          or less           one year         five years
2. Notional principal amounts of off-balance                              thru five years
   sheet derivative contracts:(3)               RCFD                   RCFD                   RCFD
                                                ----                   ----                   ----
   a. Interest rate contracts ............      3809      210,992      8766      959,789      8767  212,890     M.2.a
   b. Foreign exchange contracts .........      3812      769,511      8769       24,608      8770      N/A     M.2.b
   c. Gold contracts .....................      8771          N/A      8772          N/A      8773      N/A     M.2.c
   d. Other precious metals contracts ....      8774          N/A      8775          N/A      8776      N/A     M.2.d
   e. Other commodity contracts ..........      8777       61,214      8778       55,321      8779      N/A     M.2.e
   f.  Equity derivative contracts .......      A000          N/A      A001          N/A      A002      N/A     M.2.f

----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK MINNESOTA, N.A.               Call Date:        09/30/2000          State #:        27-4095     FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE              Vendor ID:        D                    Cert #:        05208         RC-25
MINNEAPOLIS, MN  55479                         Transit #:        91000019                                        -------
Transmitted to EDS as 0097692 on 10/27/00 at 16:43:57 CST                                                           35
                                                                                                                 -------

               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on September 30, 2000

       Wells Fargo Bank Minnesota, N.A.  Minneapolis                     MN
       --------------------------------  -----------                     --
              LEGAL TITLE OF BANK           CITY                        STATE


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                                                  C471   C472 <-
                                                              RCON
                                                              ----
 X =  NO COMMENT   Y =  COMMENT.............................. 6979       [X]
 BANK MANAGEMENT STATEMENT (please type or print clearly):
     TEXT (70 CHARACTERS PER LINE)


     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------
     SIGNATURE OF EXECUTIVE OFFICER OF BANK       DATE OF SIGNATURE

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
                                                                         [36]

    WELLS FARGO BANK MINNESOTA, N.A.                OMB No. For FDIC: 1557-0081
    SIXTH STREET AND MARQUETTE AVENUE               OMB No. For FDIC: 3064-0052
    MINNEAPOLIS, MN 55479                OMB No. For Federal Reserve: 7100-0036
                                                     Expiration Date: 3/31/2002

                                                          SPECIAL REPORT
                                                                         C700 <-
                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------
                                              Close of Busi-
                                                ness Date:      FDIC Cert. #
                                               [09/30/2000]       [05208]
--------------------------------------------------------------------------------
lOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


                                                                            RCFD
a.  Number of loans made to executive officers since the previous Call
    Report date .........................................................   3561   [   0 ]a.
b.  Total dollar amount of above loans (in thousands of dollars).........   3562   [   0 ]b.
c.  Range of interest charged on above loans                 RCFD  FROM     RCFD     TO
    (example: 9-3/4% = 9.75)................................ 7701 [0.00%]   7702   [0.00%]c.



     /s/ ROBERT F. GOODSELL                                     10/27/00
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO                      DATE
SIGN REPORT:                                                (Month, Day, Year):
--------------------------------------------------------------------------------
FDIC 8040/53 (3-98)